UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2005

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2005, Nordson Corporation agreed to repurchase 3,657,667 shares of its common stock from Russell L. Bauknight, trustee of numerous trusts established by Evan W. Nord. The transaction, which will settle on September 7, 2005, was valued at an August 26, 2005 market price, reduced for the fiscal year 2005 fourth quarter dividend payment on those shares. Funds for the purchase will come from cash, marketable securities and previously existing bank credit facilities. For further information concerning this transaction, see the copy of Nordson’s press release attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

Press release of Nordson Corporation dated August 26, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

August 26, 2005	By:	Peter S. Hellman

Name: Peter S. Hellman
Title: President, Chief Financial and Administrative Officer

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Exhibit Index

Exhibit No.	Description

99	Press release of Nordson Corporation dated August 26, 2005